WBI Power Factor High Dividend ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 99.4%		Shares	Value
Automobiles & Components - 2.9%
Ford Motor Co.		81,543	$975,254
LCI Industries (a)		6,619	616,560
			1,591,814

Banks - 9.9%
Atlantic Union Bankshares Corp.		21,844	770,875
Bank of NT Butterfield & Son Ltd.		2,818	120,948
Columbia Banking System, Inc.		38,457	989,883
Comerica, Inc.		12,663	867,669
First Interstate BancSystem, Inc. - Class A		15,748	501,889
Hope Bancorp, Inc.		13,966	150,414
Northwest Bancshares, Inc.		12,236	151,604
Provident Financial Services, Inc.		11,537	222,433
Truist Financial Corp.		18,144	829,544
Valley National Bancorp		84,835	899,251
			5,504,510

Commercial & Professional Services - 2.2%
Robert Half, Inc.		35,650	1,211,387

Consumer Discretionary Distribution & Retail - 6.3%
Best Buy Co., Inc.		13,920	1,052,631
Macy's, Inc.		122,044	2,188,249
Upbound Group, Inc.		9,929	234,622
			3,475,502

Consumer Durables & Apparel - 3.3%
Oxford Industries, Inc.		9,716	393,887
Polaris, Inc. (a)		25,258	1,468,247
			1,862,134

Consumer Services - 2.6%
Dine Brands Global, Inc. (a)		8,927	220,676
Marriott Vacations Worldwide Corp.		8,449	562,365
Travel + Leisure Co.		10,872	646,775
			1,429,816

Energy - 12.8%
APA Corp.		47,104	1,143,685
Chevron Corp.		5,351	830,957
FLEX LNG Ltd. (a)		6,792	171,158
Kinetik Holdings, Inc. (a)		22,166	947,375
Murphy Oil Corp.		35,431	1,006,595
Noble Corp. PLC		39,454	1,115,759
ONEOK, Inc.		25,948	1,893,426
			7,108,955

Financial Services - 7.6%
Artisan Partners Asset Management, Inc. - Class A		9,720	421,848
Invesco Ltd.		49,782	1,141,999
Navient Corp.		12,487	164,204
OneMain Holdings, Inc.		16,941	956,489
Virtus Investment Partners, Inc.		1,476	280,484
Western Union Co. (a)		155,265	1,240,568
			4,205,592

Food, Beverage & Tobacco - 15.9%
Altria Group, Inc.		46,480	3,070,469
Conagra Brands, Inc.		144,926	2,653,595
Flowers Foods, Inc.		51,151	667,520
Kraft Heinz Co.		93,868	2,444,323
			8,835,907

Health Care Equipment & Services - 0.4%
Embecta Corp.		13,819	194,986

Household & Personal Products - 2.8%
Energizer Holdings, Inc.		63,170	1,572,301

Materials - 3.7%
LyondellBasell Industries NV - Class A		42,383	2,078,462

Media & Entertainment - 2.3%
Interpublic Group of Cos., Inc.		46,028	1,284,641

Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
Bristol-Myers Squibb Co.		19,598	883,870
Pfizer, Inc.		103,807	2,645,002
			3,528,872

Telecommunication Services - 5.2%
Verizon Communications, Inc.		66,174	2,908,347

Transportation - 4.4%
Global Ship Lease, Inc. - Class A		5,617	172,442
United Parcel Service, Inc. - Class B		27,251	2,276,276
			2,448,718

Utilities - 10.8%
AES Corp.		200,191	2,634,514
Clearway Energy, Inc. - Class C		15,148	427,931
Edison International		52,876	2,922,985
			5,985,430
TOTAL COMMON STOCKS (Cost $54,115,614)			55,227,375

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.6%		Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.27%(b)		3,680,548	3,680,548
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,680,548)			3,680,548

TOTAL INVESTMENTS - 106.0% (Cost $57,796,162)			58,907,923
Money Market Deposit Account - 0.6% (c)			330,924
Liabilities in Excess of Other Assets - (6.6)%			(3,665,882)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$55,572,965
two			–%
Percentages are stated as a percent of net assets.			–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $3,525,844.
(b)	The rate shown represents the 7-day annualized yield as of September 30, 2025.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 2.27%.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

WBI Power Factor High Dividend ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$55,227,375	$–	$–	$55,227,375
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	3,680,548
Total Investments	$55,227,374	$–	$–	$58,907,923

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $3,680,548 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.